Exhibit 99.1

J.P. Morgan 40 th Annual Healthcare Conference January 2022

Forward - Looking Statements Certain information contained in this presentation includes “forward - looking statements”, within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, related to our clinical trials, regulatory submissions and strategic plans. We may, in some cases use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will, ” “ should” or other words that convey uncertainty of the future events or outcomes to identify these forward - looking statements. Our forward - looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties. Any or all of the forward - looking statements may turn out to be wrong or be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. These forward - looking statements are subject to risks and uncertainties including risks related to the success and timing of our clinical trials or ot her studies and the other risks set forth in our filings with the U.S. Securities and Exchange Commission, including our Quarterl y Report on Form 10 - Q. For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward - looking statements. You are cautioned not to place undue reliance on these forward - looking statements, which are made only as of the date of this presentation. We undertake no obligation to publicly update such forwa rd - looking statements to reflect subsequent events or circumstances. © 2022 Aprea Therapeutics. All Rights Reserved. 2

Presentation Overview ▪ 2021 Year in Review ◊ MDS Phase 3 study v. Phase 2 ◊ Undertreatment in experimental arm negatively impacted efficacy in the Phase 3 study ◊ Phase 3 study design complicated results ◊ FDA interaction ▪ FDA Clinical Holds ◊ Lymphoid malignancies full clinical hold lifted ◊ Myeloid clinical studies partial clinical hold ◊ FDA interaction ▪ What’s Next ◊ Lymphoid & myeloid clinical studies ◊ Introduce ”oral” eprenetapopt ◊ APR - 548 & APR - 3rd Generation ▪ 2022 Corporate Strategy ◊ Explore New Opportunities ◊ Cash Burn ◊ 2022 Milestones © 2022 Aprea Therapeutics. All Rights Reserved. 3

Multiple Pathways to Induce Antitumor Activity © 2022 Aprea Therapeutics. All Rights Reserved. 4 Eprenetapopt and APR - "next gen" p53 Reactivation Oxidative stress & Ferroptosis Antitumor Activity Immune Modulation

2021 Review © 2022 Aprea Therapeutics. All Rights Reserved. 5

Efficacy Results from Phase 3 vs Phase 2 Trials Top - line Phase 3 data released December 2020 ▪ Phase 3 trial failed to meet CR primary endpoint in ITT population at LPI + 6 data cutoff ◊ 53% more patients achieved CR in eprenetapopt + AZA arm ◊ Primary CR endpoint missed p - value < 0.05 by a total of ~4 patients ▪ ORR, duration of responses in ITT population favor eprenetapopt + AZA but not significantly different from AZA ▪ Phase 3 trial LPI + 12 months data cut update ◊ 34.6% CR rate in Experimental Arm vs 22.4% CR rate in Control Arm ◊ 65.4% ORR in Experimental Arm vs 47.4% in Control Arm © 2022 Aprea Therapeutics. All Rights Reserved. 6 1 Sallman et al, J Clin Oncol, 2021; 2 Cluzeau et al, J Clin Oncol, 2021 Efficacy in MDS Patients Phase 3 (LPI + 6 months) Eprenetapopt + AZA Phase 2 Trials (ITT population) Experimental Arm Control Arm U.S. Trial 1 French Trial 2 Response Rates, % CR 33.3 (P=0.13) 22.4 50 47 ORR 65.4 48.7 73 62 Duration of response, median, days CR 261 229 210 312 Overall 239 185 252 342

Observations between Phase 3 vs Phase 2 Clinical Studies ▪ Study Demography: Phase 3 vs. Phase 2 ◊ Similar baseline disease characteristics (though higher proportion of higher risk patients in Phase 3 experimental arm) ◊ Similar patient profile of TP53 and non - TP53 mutations ▪ Clinical Observations: ◊ Adverse event type and frequency consistent with underlying disease ◊ Phase 3 experimental arm patients received fewer treatment cycles than in control arm and in Phase 2 trials ◊ Phase 3 experimental arm patients experienced higher rate of AZA dose modifications than control arm and in Phase 2 trials, leading to a loss of dose intensity/synergy ◊ Phase 3 experimental arm had highest rate of patients with adverse prognosis compared to control arm and Phase 2 studies: ◊ Therapy - related MDS ◊ Higher TP53 VAF and/or > 1 TP53 mutation ◊ Higher frequency of complex karyotype ◊ Phase 3 open label study may have led to experimental arm treatment and selection bias © 2022 Aprea Therapeutics. All Rights Reserved. 7

Conclusions and Next Steps ▪ Phase 3 Clinical Study Review ◊ Response rate data encouraging despite topline miss ◊ Study results impacted by study design and execution ◊ Near miss on end - point: larger study? ◊ Un - blinded study design may have resulted in treatment and selection bias ◊ How much did COVID impact patient treatment? ▪ Commenced Phase 3 data review in Q3 2021 with FDA ◊ Focus of FDA review centered on AE imbalance between experimental vs control arms ◊ Justify or explore dose of eprenetapopt for optimal benefit - risk ratio ▪ FDA clinical holds announced in Q3 2021 ◊ Myeloid malignancy clinical trials: Partial Clinical Hold – August 4, 2021 ◊ Remaining patients in 3 fully - enrolled studies deriving clinical benefit permitted to continue therapy ◊ Lymphoid malignancy program: Full Clinical Hold – August 11, 2021 © 2022 Aprea Therapeutics. All Rights Reserved. 8

Clinical Hold Update 9 © 2022 Aprea Therapeutics. All Rights Reserved.

Myeloid Malignancies Phase 3 Frontline MDS, Phase 2 AML, Phase 2 Post - Transplant MDS/AML ▪ FDA Partial Clinical Hold – Summary information requests ◊ Review and analyze safety database for infections, by dose levels ◊ Provide SAE listings and patient narratives, by dose levels ◊ Develop strategy for optimal dosing regimen of eprenetapopt with AZA ▪ All studies previously completed enrollment – 7 patients remain across 3 studies ▪ FDA interaction – 12/2021 ◊ Submission included extensive data and analyses to include: ◊ Per patient clinical narratives ◊ Listings and analyses of infections across eprenetapopt monotherapy and AZA combination studies ◊ Discussed and reached preliminary agreement on proposals for new clinical studies ◊ New studies to begin with dose optimization followed by controlled Phase 2 studies ▪ Anticipate FDA agreement to proceed with myeloid clinical development Q1 2022 ◊ Agreement on new dose optimization studies under current IND ◊ Future updates on progress of new clinical studies © 2022 Aprea Therapeutics. All Rights Reserved. 10

Lymphoid Malignancies Phase 1 Relapsed/Refractory CLL/MCL ▪ FDA Clinical Hold – Summary information requests ◊ Explore optimal dose in dose - escalation design ▪ Phase 1 study had enrolled 1 patient ◊ Patient achieved CR ▪ FDA interaction October 2021 ◊ Submission included proposed amendments for clinical studies to proceed ◊ New studies to include dose optimization in later - line NHL population ▪ FDA Clinical Hold lifted December 2021 © 2022 Aprea Therapeutics. All Rights Reserved. 11

2022 Development Strategy © 2022 Aprea Therapeutics. All Rights Reserved. 12

ASH 2021 Oral Presentation © 2022 Aprea Therapeutics. All Rights Reserved. 13 Phase II Trial of Eprenetapopt (APR - 246) in Combination with Azacitidine (AZA) As Maintenance Therapy for TP53 Mutated AML or MDS Following Allogeneic Hematopoietic Stem Cell Transplantation (HCT) 1 Department of Blood and Marrow Transplant and Cellular Immunotherapy, H. Lee Moffitt Cancer Center and Research Institute, Ta mpa , FL; 2 Adult Bone Marrow Transplant Service, Memorial Sloan Kettering Cancer Center, New York, NY; 3 Sidney Kimmel Comprehensive Cancer Center, Johns Hopkins University, Baltimore, MD; 4 Department of Medicine, Division of Hematology and Oncology, Vanderbilt University Medical Center, Nashville, TN; 5 Dana - Farber Cancer Institute, Division of Hematologic Malignancies, Harvard Medical School, Boston, MA; 6 Blood and Marrow Transplant Program, Massachusetts General Hospital, Boston, MA; 7 Clinical Research Division, Fred Hutchinson Cancer Research Center, Seattle, WA; 8 Aprea Therapeutics, Boston, MA; 9 Moffitt Cancer Center, Pembroke Pines, FL Asmita Mishra, MD, 1 Roni Tamari, MD, 2 Amy E. DeZern, MD, 3 Michael T. Byrne, DO, 4 Mahasweta Gooptu, MD 5 , Yi - Bin Chen, MD 6 , H. Joachim Deeg, MD 7 , Phillip Gallacher 8 , Anders Wennborg, MD, PhD 8 , Denice Kaylor Hickman, BSN, RN 8 , Eyal C. Attar, MD 8 and Hugo F. Fernandez, MD 9

Outcomes from Post - HCT Maintenance Study of Eprenetapopt with Aza Compare Favorably to Historical Data ▪ Data suggest Post - HCT maintenance therapy with eprenetapopt and AZA was safe and tolerable ◊ Majority of AEs comprised known complications in the post - HCT period ◊ 13 participants (42%) completed 12 cycles ▪ Study met primary hypothesis of 1 - year RFS > 50% based on historical data of 1 - year RFS 30%. © 2022 Aprea Therapeutics. All Rights Reserved. 14 * Mishra A., et al., ASH, 2021,**Retrospective CIBMTR Analysis, 2021 (unpublished), NR=not estimable TP53 Mutant MDS/AML Eprenetapopt + AZA* (N=33) CIBMTR Retrospective Analysis** AML TP53 mutant and complex cytogenetics (N=153) MDS TP53 mutant and/or complex cytogenetics (N=314) Relapse - free survival n, (95% CI) Median, months 12.5 (9.6 - NR) 5.0 (0.3 - 30.6) 4.4 (0.3 - 34.7) 1 - year , % 60 (41.0 - 74.4) 36 (28 - 44) 35 (29 - 41) 2 - year, % Not available 28 (21 - 36) 23 (17 - 29) Overall survival Median, months 20.6 (14.2 - NR) 7.0 (0.3 - 36.4) 6.9 (0.3 - 36.3) 1 - year, % 79 (60.6 - 89.3) 56 (48 - 64) 51 (45 - 56) 2 - year, % Not available 38 (30 - 47) 36 (30 - 42)

Eprenetapopt + AZA vs Control in *TP53* Mutant MDS/AML Post-HCT Maintenance

- Encouraging 1-yr RFS, 1-yr OS, median RFS, and median OS observed in patients with *TP53* mutant MDS/AML who received post-HCT maintenance with eprenetapopt + AZA compared to historical data
- Overview of proposed registrational randomized controlled trial of eprenetapopt + AZA vs. control arm in *TP53* mutant MDS/AML post-HCT maintenance


Day 30-100 Post-HCT
Screen and randomize
Cycle 1-12: D1-28
Eprenetapopt IV D1-4
AZA IV D1-5
Cycle 1-12: D1-28
Control

- Status
  - Discussion with national transplant cooperative group and registrational trial design 1H 2022
  - Plan for initiation of enrollment in 2023 following FDA agreement

© 2022 Aprea Therapeutics. All Rights Reserved.
15

Clinical Development Plan in TP53 Mutant Myeloid Malignancies Pending Final FDA approval ▪ Overview of Phase 1 Trial in R/R TP53 mutant MDS/AML to assess 3 dose levels to determine optimal dose of eprenetapopt (N=up to 30) ▪ Status ◊ Plan first patient enrolled Q2 2022 ◊ Preliminary tolerability and efficacy data anticipated 2H 2022 ▪ Overview of subsequent Phase 2 Trial in TP53 mutant MDS (N=up to 30 per arm) © 2022 Aprea Therapeutics. All Rights Reserved. 16 Monotherapy Lead - In D1 - 7 Eprenetapopt IV D1 - 2 Cycle 1+: D1 - 28 Eprenetapopt IV D1 - 4 AZA D1 - 7 Enroll and Randomize Arm A: D1 - 28 Eprenetapopt IV Dose A D1 - 4 AZA IV D1 - 7 Arm B: D1 - 28 Eprenetapopt IV Dose B D1 - 4 AZA IV D1 - 7 Arm C: D1 - 28 Control arm

Phase 1 Trial of Eprenetapopt Combination Therapy in R/R *TP53* Mutant Richter's Transformed NHL

- In large cancer cell databases, lymphoid cancer cell lines appear to be among the most sensitive to eprenetapopt[1].
- Overview of Phase 1 Trial in R/R Richter's Transformed NHL (N=up to 30)
- Introduce oral administration of eprenetapopt (PK data to inform clinical opportunities)

Monotherapy Lead-In	→	Cycle 1	→	Cycle 2+
Eprenetapopt IV - Day 1 Eprenetapopt PO – Day 2	→	Eprenetapopt IV – Days 1,8 & 15 Venetoclax PO - Daily	→	Eprenetapopt IV – Days 1, 8 & 15 Venetoclax PO - Daily Rituximab IV – Day 2

- Status
  - Plan first patient enrolled Q2 2022
  - Preliminary tolerability and efficacy data anticipated 2H 2022

© 2022 Aprea Therapeutics. All Rights Reserved.
17

[1] Aprea analysis of Broad Institute DepMap portal (www.depmap.org); Picco et al, *Nat Commun*, 2019.

aprea therapeutics
The p53 Reactivation Company

Phase 1/2 Trial of Eprenetapopt + Pembrolizumab Combination in Advanced Solid Tumors

- Overview of Phase 1/2 Solid Tumor Trial



Lead-in Phase
Expansion Phase
eprenetapopt + pembrolizumab
(N = 6)
Advanced gastric /GEJ cancer
eprenetapopt + pembrolizumab
(N = 6)
Advanced bladder/urothelial cancer
eprenetapopt + pembrolizumab
(N = 5)
Advanced non-small cell lung cancer
eprenetapopt + pembrolizumab
(N = 20)

- Program update
  - No dose limiting toxicities in lead-in phase (N=6)
  - Enrollment completed, with 6 patients enrolled to gastric, 5 to bladder arm and 20 to NSCLC
  - Presented at ESMO, Paris, France, September 2021, by Park H., et al.
  - 2 patients with squamous NSCLC with prior PD1/PDL1 exposure had reductions in tumor size at 1st disease assessment.
    - Subsequently, 1 patient has achieved at PR (~30% reduction in tumor volume)
  - 1 Bladder cancer patient having relapsed after prior chemotherapy achieved CR, and 1 patient without prior therapy has achieved PR
  - Planning future study of oral eprenetapopt with IO therapy

© 2022 Aprea Therapeutics. All Rights Reserved.
18

New Generation APR molecules APR - 548 & APR - 3rd generation ▪ Overview of APR - 548 FIH Trial ▪ APR - 548: Status ◊ 3 patients enrolled ◊ Expect to stop enrollment up to ~10 patients ◊ Provides opportunity to collect blood and bone marrow samples to study pharmacodynamics ▪ APR – 3 rd Generation ◊ New molecules suitable for oral administration approaching CMC scale up and toxicology ◊ Goal is to file IND in Q4 2022 ◊ Expect new CoM IP © 2022 Aprea Therapeutics. All Rights Reserved. 19 Cycle 1 APR - 548 dose escalation monotherapy lead - in phase Cycle 2+ APR - 548 dose escalation + AZA combination therapy

2022 Corporate Strategy © 2022 Aprea Therapeutics. All Rights Reserved. 20

Identify New Assets & Opportunities ▪ Capitalize on Scientific and Development Expertise ◊ Knowledge of disease processes and therapeutic targets/pathways, including ◊ DNA damage ◊ Cell cycle control ◊ Oxidative stress ◊ Apoptosis and Ferroptosis ◊ Clinical Development ◊ Clinical operations ◊ Clinical trial design and execution in solid tumor and hematologic malignancy indications ▪ Active search for platforms/programs ◊ Complement current oncology development skills ◊ Diversify pipeline opportunities away from single product focus ◊ Create potential new business development opportunities © 2022 Aprea Therapeutics. All Rights Reserved. 21

2022 Financial and Planned Clinical Milestones ▪ Financial ◊ $50 - 55 million of cash and cash equivalents (unaudited) expected at December 31, 2021 ◊ Anticipated cash burn for 2022: $25 – 30 million ◊ Existing cash should fund operations into 2023 ◊ Exploring new assets and opportunities ▪ 2022 Planned Clinical Development Milestones ◊ Phase 1/2 MDS/AML Trial: Dose optimization data Q4 ◊ Phase 1 NHL Trial: Dose optimization data Q4 ◊ Oral administration data ◊ APR - 548: Complete patient enrollment 1H ◊ APR - 3 rd : Generation: Submit IND Q4 © 2022 Aprea Therapeutics. All Rights Reserved. 22

J.P. Morgan 40 th Annual Healthcare Conference January 2022